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                                                                    Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 15, 2002, relating to the financial statements and financial highlights of ING National Tax-Exempt Bond Fund, ING Intermediate Bond Fund, ING High Yield Bond Fund and ING Classic Money Market Fund, four of the portfolios constituting ING Funds Trust, which appears in the March 31, 2002 Annual Report to Shareholders of ING Funds Trust, which is also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 15, 2002, relating to the financial statements and financial highlights of ING High Yield Opportunity Fund, ING Strategic Income Fund and ING Money Market Fund, three of the portfolios constituting ING Mutual Funds (now portfolios of ING Funds Trust), which appears in the March 31, 2002 Annual Report to Shareholders of ING Mutual Funds, which is also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 15, 2002, relating to the financial statements and financial highlights, which appears in the March 31, 2002 Annual Report to Shareholders of ING GNMA Income Fund, Inc. (now a portfolio of ING Funds Trust), which is also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 15, 2002, relating to the financial statements and financial highlights, which appears in the March 31, 2002 Annual Report to Shareholders of ING Lexington Money Market Trust (now a portfolio of ING Funds Trust), which is also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.

PricewaterhouseCoopers LLP

Denver, Colorado
September 19, 2002